UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

October 15, 2002

AdZone Research, Inc.
(Exact name of registrant as specified in its charter)

DE	000-28717	88-0420405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Roanoke Avenue Riverhead, NY	11901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (631) 369-1100

(Former name or former address, if changed since last report) Executive Help Services, Inc.

Item 5. Other Materially Important Events.

   On October 15, 2002 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated October 15, 2002

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AdZone Research, Inc. (Registrant)
October 15, 2002 (Date)	/s/ CHARLES A. CARDONA, III Charles A. Cardona, III Chief Executive Officer